UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Bird Global, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Bird Global, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 8, 2022
12:30 p.m. (Eastern Time)
BIRD GLOBAL, INC.
392 NE 191st STREET, #20388
MIAMI, FLORIDA 33179

April 26, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Bird Global, Inc. at 12:30 p.m., Eastern Time, on Wednesday, June 8, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the Annual Meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
Travis VanderZanden
President, Chief Executive Officer and Chair of the Board of Directors

i

Policies and Procedures for Approval of Related Person Transactions	31
Relationships and Transactions with Directors, Executive Officers and Certain Stockholders	32

STOCKHOLDERS’ PROPOSALS	33

OTHER MATTERS	34

SOLICITATION OF PROXIES	34

BIRD’S ANNUAL REPORT ON FORM 10-K	34

ii

BIRD GLOBAL, INC.
392 NE 191st Street #20388
Miami, Florida 33179

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, JUNE 8, 2022

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Bird Global, Inc., a Delaware corporation (the “Company”), will be held at 12:30 p.m., Eastern Time, on Wednesday, June 8, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BRDS2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•    To elect Roelof F. Botha and David Sacks as Class I Directors to serve until the Company’s 2025 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;
•    To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•    To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our Class A common stock and Class X common stock as of the close of business on April 13, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Investor Relations, at ir@bird.co, stating the purpose of the request and providing proof of ownership of Company stock. A list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued, postponed, or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Lisa Murison
Secretary and General Counsel
Miami, Florida
April 26, 2022

BIRD GLOBAL, INC.
392 NE 191st Street #20388
Miami, Florida 33179

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Bird Global, Inc., a Delaware corporation (the “Company”), of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 8, 2022, at 12:30 p.m., Eastern Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BRDS2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and our Class X common stock, $0.0001 par value per share (the “Class X Common Stock,” and together with our Class A Common Stock, the “Common Stock”), as of the close of business on April 13, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 244,232,830 shares of Class A Common Stock, which includes restricted shares of our Class A Common Stock held by certain equity award holders (the “Restricted Earnout Shares”) under the Bird Global, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), as well as restricted shares of Class A Common Stock issued upon early exercises of options, and 34,534,930 shares of Class X Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class X Common Stock is entitled to 20 votes on any matter presented to stockholders at the Annual Meeting. The holders of Class A Common Stock and Class X Common Stock will vote together as a single class on all matters presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 26, 2022 to our stockholders on the Record Date.
Background
The Company was incorporated under the laws of the State of Delaware on May 4, 2021 as a wholly owned subsidiary of Bird Rides, Inc. (“Bird Rides”) for the purpose of entering into the Business Combination Agreement, dated as of May 11, 2021 (as amended, the “Business Combination Agreement”), by and among Switchback II Corporation, a Cayman Islands exempted company (“Switchback”), Maverick Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Switchback (“Merger Sub”), Bird Rides and the Company. Switchback was formed on October 7, 2020 for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination involving Switchback and one or more businesses. On November 3, 2021, the Company merged with and into Switchback, with the Company continuing as the surviving entity. On November 4, 2021, Merger Sub merged with and into Bird Rides (the “Acquisition Merger”), with Bird Rides continuing as the surviving entity and as a wholly owned subsidiary of the Company.
Unless otherwise indicated, in this proxy statement, the “Company”, “Bird”, “we”, “us”, and “our” refer to Bird Global, Inc. following the transactions contemplated by the Business Combination Agreement (the “Business Combination”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 8, 2022
This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com
Proposals
At the Annual Meeting, our stockholders will be asked:
•    To elect Roelof F. Botha and David Sacks as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;
•    To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•    To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Recommendations of the Board
The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•    FOR the election of Roelof F. Botha and David Sacks as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified; and
•    FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
We know of no other business to be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Bird’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Bird is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about April 26, 2022, we mailed to our stockholders the Internet Notice containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and our 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 13, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record of Class A Common Stock or Class X Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of our Class A Common Stock is entitled to one vote and each outstanding share of our Class X Common Stock is entitled to 20 votes on all matters presented at the Annual Meeting. The holders of Class A Common Stock and Class X Common Stock will vote together as a single class on all matters presented to stockholders at the Annual Meeting. At the close of business on the Record Date, there were 244,232,830 shares of Class A Common Stock, which includes the Restricted Earnout Shares as well as restricted shares of Class A Common Stock issued upon early exercises of options, and 34,534,930 shares of Class X Common Stock outstanding and entitled to vote at the Annual Meeting, representing approximately 26% and 74% of the total voting power of our Common Stock, respectively.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a broker, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or broker, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or broker how to vote your shares, and the bank or broker is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
You may attend the Annual Meeting online only if you are a Bird stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/BRDS2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:30 p.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:15 p.m. Eastern Time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chair of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed return envelope.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•    by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•    by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•    by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•    Electronically at the Annual Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 7, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:
•    by submitting a duly executed proxy bearing a later date;
•    by granting a subsequent proxy through the Internet or telephone;
•    by giving written notice of revocation to the Secretary of Bird prior to or at the Annual Meeting; or
•    by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to our Secretary before your proxy is voted, or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge, our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business to be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BRDS2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/BRDS2022.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.
How many votes are required for the approval of the proposals to be voted upon and how will votes withheld, abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two (2) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, two Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have eight directors on our Board.
As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each Annual Meeting of Stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third Annual Meeting of Stockholders following election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Roelof F. Botha and David Sacks; the current Class II Directors are Daniel Friedland, Nathaniel Justin Kan and James E. Mutrie; and the current Class III Directors are Robert Komin, Racquel Russell and Travis VanderZanden. The Board has nominated Roelof F. Botha and David Sacks for election as Class I Directors at the Annual Meeting.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Prior to the Sunset Date, which is defined in our Amended and Restated Certificate of Incorporation as the earlier of: (a) the date that is on which Mr. VanderZanden is neither (i) a senior executive officer of the Company nor (ii) a director of the Company; and (b) the date as of which the Qualified Stockholders (as defined in the Amended and Restated Certificate of Incorporation) have sold, in the aggregate, more than 75% of the shares of Class X Common Stock that were held by the Qualified Stockholders as of immediately following November 4, 2021 (excluding any Permitted Transfer, as defined in our Amended and Restated Certificate of Incorporation), subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, any director may be removed with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of our voting stock entitled to vote at an election of directors. After the Sunset Date, any director may be removed only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of our voting stock entitled to vote at an election of directors.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. In the event that either Mr. Botha or Mr. Sacks should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that either of Mr. Botha or Mr. Sacks will be unable to serve if elected. Each of Messrs. Botha and Sacks has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the election of each of the below Class I Director nominees.
Nominees For Class I Director (terms to expire at the 2025 Annual Meeting of Stockholders)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Bird
Roelof F. Botha	48	2018	Director
David Sacks	49	2017	Director
The principal occupations and business experience, for at least the past five years, of each director nominee for election at the Annual Meeting are as follows:
Roelof F. Botha
Roelof F. Botha has served on our Board since the consummation of the Business Combination, and prior to the Business Combination served as a director of Bird Rides since 2018. Since January 2003, Mr. Botha has served in various positions at Sequoia Capital, a venture capital firm, including as a Managing Member since 2007 and most recently, as Senior Steward of the firm's global brand and operations beginning in July 2022. From 2000 to 2003, Mr. Botha served in various positions at PayPal, a payment processing and financial services company, including as Chief Financial Officer. Mr. Botha has served on the board of directors of Eventbrite, Inc., a global platform for live experiences, since 2009, MongoDB, a cross-platform database program, since 2013, Square, Inc. a provider of payment processing and financial and marketing services, since 2011, Unity Software, Inc., a company that provides a 3D and VR content development platform, since 2009, and Natera, a genetic testing company, since 2007. He also currently serves on the boards of directors of a number of privately held companies. Mr. Botha previously served on the board of directors of Xoom Corporation from May 2005 until its acquisition by PayPal in 2015. Mr. Botha holds an MBA from the Stanford University Graduate School of Business and a B.S in Actuarial Science, Economics and Statistics from the University of Cape Town. We believe that Mr. Botha is qualified to serve as a member of our Board due to his history with Bird Rides, knowledge of the micromobility industry, and experience serving on the boards of directors of public companies.

David Sacks
David Sacks has served on our Board since the consummation of the Business Combination, and prior to the Business Combination served as a director of Bird Rides since 2017. Mr. Sacks is General Partner of Craft Ventures, a venture capital firm that he founded in 2017. Previously, Mr. Sacks was founding-era Chief Operating Officer of PayPal, founder/Chief Executive Officer of Yammer (acquired by Microsoft in 2012), and Chief Executive Officer of Zenefits. Mr. Sacks holds a B.A. in Economics from Stanford University and a J.D. from the University of Chicago Law School. In addition to Bird, Mr. Sacks sits on the boards of a number of private companies, including ClickUp, CloudTrucks, Datasembly, OpenPhone, Scratchpad, Sourcegraph, Thrive Cash (DBA X1), Trellis, and Vendr. We believe that Mr. Sacks is qualified to serve as a member of our Board due to his history with Bird Rides and extensive experience with growing and investing in companies.
Continuing Members of the Board of Directors:
Class II Directors (terms to expire at the 2023 Annual Meeting of Stockholders)
The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Bird
Daniel Friedland	48	2017	Director
Nathanial Justin Kan	38	2017	Director
James E. Mutrie	49	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Daniel Friedland
Daniel Friedland has served on our Board since the consummation of the Business Combination, and prior to the Business Combination served as a director of Bird Rides since 2017. Mr. Friedland is the co-founder and Managing Director of Goldcrest Capital, a venture capital fund. Previously, Mr. Friedland was an attorney and partner at the law firm Orrick, Herrington & Sutcliffe LLP. Mr. Friedland received his B.A. from Stanford University, graduating Phi Beta Kappa, and his J.D. from Stanford Law School. We believe that Mr. Friedland is qualified to serve as a member of our Board due to his history with Bird Rides and knowledge of the micromobility industry.
Nathaniel Justin Kan
Nathaniel Justin Kan has served on our Board since the consummation of the Business Combination, and prior to the Business Combination served as a director of Bird Rides since 2017. Mr. Kan is an American Internet entrepreneur and investor best known as the cofounder of Twitch, the internet live video streaming platform. In 2006, Mr. Kan launched the live video service Justin.tv, a company that started when he strapped a camera to his head and streamed his life to the internet 24/7. Over the next eight years, through twists and turns, he and his cofounders turned the business into Twitch, ultimately selling to Amazon in 2014 for $970 million. From 2017 to 2020, Mr. Kan was the Chief Executive Officer of Legal Technology Services Inc. Mr. Kan has served as a Partner at Goat Capital since 2020 and as a director at ScriptDash Inc. (dba Alto Pharmacy) since 2015, Flirtey Inc. since 2018, Long Game Inc. since 2020, ZeroCater Inc. since 2017, Scotty Inc. since 2017, and Vy Global Growth since 2020. Mr. Kan holds a B.A. in Physics and Philosophy from Yale University. We believe that Mr. Kan is qualified to serve as a member of our Board due to his history with Bird Rides and his experience building consumer internet businesses at scale and investing across a broad number of technology sub-sectors.
James E. Mutrie
James E. Mutrie has served on our Board since the consummation of the Business Combination. Previously, Mr. Mutrie was one of the co-founders of Switchback and was its Co-Chief Executive Officer since December 2020 and a member of its board of directors since October 2020, in each case, until consummation of the Business Combination. Mr. Mutrie co-founded and serves as Co-Chief Executive Officer and a member of the board of directors of Switchback III Corporation. Mr. Mutrie also co-founded and served as Chief Commercial Officer, General Counsel, Secretary and a member of the board of directors of Switchback Energy Acquisition Corporation until the closing of its business combination with ChargePoint, Inc., an electric vehicle charging network provider committed to enabling the electrification of mobility for all people and goods. Mr. Mutrie served as Vice President, General Counsel, and Corporate Secretary of RSP Permian, Inc. from June 2014 through the completion of the acquisition of RSP by Concho Resources, Inc. in July 2018. Prior to RSP, Mr. Mutrie served as General Counsel and Compliance Officer at United Surgical Partners International. From October 2003 to January 2007, Mr. Mutrie practiced corporate law at Vinson & Elkins L.L.P., representing public and private companies in mergers and acquisitions and capital market offerings. Mr. Mutrie holds a B.A. from Cornell University, a J.D. from Northwestern University School of Law, a Certificate in Financial Management from Cornell University, and a Certificate in Financial Skills from SMU Cox School of Business, Executive Education. We believe that Mr. Mutrie’s extensive experience in managing public company mergers and acquisitions, financing transactions and corporate governance, including helping to grow a public company from its initial public offering to mid-market, as well as his extensive knowledge of the energy transition industry, brings important and valuable skills to our Board.
Class III Directors (terms to expire at the 2024 Annual Meeting of Stockholders)
The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Bird
Travis VanderZanden	43	2017	President, Chief Executive Officer, and Chair of the Board
Robert Komin	59	2021	Director
Racquel Russell	43	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director is as follows:
Travis VanderZanden
Travis VanderZanden has served as our President and Chief Executive Officer since the consummation of the Business Combination, and serves as the Chair of our Board of Directors. Mr. VanderZanden is also the founder of Bird Rides, and has served as President and Chief Executive Officer, and as a director of Bird Rides since 2017. Prior to founding Bird Rides, Mr. VanderZanden held several leadership positions in the ride-sharing and transportation industries, serving as Chief Operating Officer of Lyft and as a Vice President at Uber. Mr. VanderZanden also founded the on-demand car washing company, Cherry, which was acquired by Lyft, and was Chief Revenue Officer and the first hire at Yammer, a business software company acquired by Microsoft. Mr. VanderZanden has long been inspired to work on last-mile transportation solutions in large part because of his lifelong admiration for his mother, who drove a public bus for more than 30 years in his home state of Wisconsin. Mr. VanderZanden has an MBA from the University of Southern California and a B.S. in Business Administration from the University of Wisconsin, Eau Claire. We believe that Mr. VanderZanden is qualified to serve on our Board because of his experience founding and leading Bird Rides, and extensive experience in the ride-sharing and transportation industries.
Robert Komin
Robert Komin has served on our Board since the consummation of the Business Combination, and prior to the Business Combination served as a director of Bird Rides since June 2021. Mr. Komin also serves as our Lead Independent Director. Mr. Komin previously served as Chief Financial Officer of Sunrun Inc., the leading residential solar and storage company in the United States, from March 2015 through May 2020, and then continued as a consultant until January 2021. From September 2013 to January 2015, Mr. Komin served as Chief Financial Officer at Flurry, Inc., a mobile analytics and advertising company. From August 2012 to August 2013, Mr. Komin served as Chief Financial Officer at Ticketfly, Inc., a music ticketing and marketing services provider. From January 2010 to July 2012, Mr. Komin served as Chief Operating Officer and Chief Financial Officer at Linden Research, Inc., a creator of virtual digital entertainment and cybercurrency. Previously, Mr. Komin served as Chief Financial Officer at Solexel, Inc., a thin-silicon solar company, Tellme Networks, Inc., a speech recognition applications company, and XOR, Inc., a business application solution provider. Mr. Komin serves as a member of the Board of Trustees of the University of Oregon Foundation, as its audit and risk committee chairman, and as a member of its executive and investment committees. Mr. Komin holds a B.S. in Accounting and General Science from the University of Oregon and an MBA from Harvard Business School. We believe that Mr. Komin is qualified to serve as a member of our Board due to his history with Bird Rides, financial expertise and extensive experience with public companies.
Racquel Russell
Racquel Russell has served on our Board since the consummation of the Business Combination, and prior to the Business Combination served as a director of Bird Rides since February 2021. Ms. Russell currently serves as Vice President of Partner Success for the Premier Agent division of Zillow, a role she has held since 2020. From 2015 to 2020, Ms. Russell worked to build out Zillow’s government relations and public affairs function. Prior to Zillow, Ms. Russell spent three years in the White House as top advisor to President Barack Obama, focused on building, communicating, and advancing the President’s agenda on urban affairs and economic opportunity. Throughout her political career, Ms. Russell also held leadership positions for U.S. Senators Tom Carper and Bob Graham, as well as for the National Governors Association. Ms. Russell holds a B.S. in Communications from the University of Miami, and a J.D. from the George Washington University Law School. We believe that Ms. Russell is qualified to serve as a member of our Board due to her history with Bird Rides, familiarity with similar business models, and experience navigating regulatory environments and protecting brand reputation.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of our Board of Directors (the “Audit Committee”) has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee of the Board of Directors of Bird Global, Inc., a Delaware corporation (the “Company”) has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Robert Komin (Chair)
Roelof F. Botha
James E. Mutrie

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2021	2020
Audit Fees	$3,709,000	$696,000
Audit Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$3,709,000	$696,000

Audit Fees
Audit fees for the fiscal year ended December 31, 2021 include 2021 audit fees, SPAC and SEC offering fees and statutory audit and attestation fees. Audit fees for the fiscal year ended December 31, 2020 include audit fees and statutory audit and attestation fees.
Audit Related Fees
There were no audit related fees for the fiscal years ended December 31, 2021 and December 31, 2020.
Tax Fees
There were no tax fees for the fiscal years ended December 31, 2021 and December 31, 2020.
All Other Fees
There were no other fees for the fiscal years ended December 31, 2021 and December 31, 2020.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a written policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the Pre-Approval Policy was adopted.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Travis VanderZanden(1)	43	President, Chief Executive Officer and Director
Yibo Ling (2)	39	Chief Financial Officer
William S. Rushforth (3)	37	Chief Vehicle Officer
Shane Torchiana (4)	38	Chief Operating Officer
Rebecca Hahn (5)	45	Chief Communications Officer
Lisa Murison (6)	45	General Counsel and Secretary

(1)    See biography beginning on page 9 of this proxy statement.
(2)    Yibo Ling has served as our Chief Financial Officer since the consummation of the Business Combination. Prior to the Business Combination, Mr. Ling served as Chief Financial Officer of Bird Rides since April 2019, and as Vice President, Business & Corporate Development of Bird Rides from October 2018 to April 2019. Mr. Ling oversees the Company’s accounting, tax, treasury, financial planning, and analysis functions. Prior to joining Bird Rides in October 2018, Mr. Ling spent four years in the ride-sharing industry as Uber’s Director of Corporate Development, managing corporate strategy, mergers and acquisitions, and Uber’s global expansion to China. Mr. Ling previously worked as a Project Leader at the Boston Consulting Group, where he helped technology and financial services clients operate more efficiently. Mr. Ling received a PhD in Medical and Electrical Engineering and a M.S. in Electrical Engineering and Computer Science from The Massachusetts Institute of Technology, and a B.S. in Biomedical Engineering from the University of Michigan.
(3)    William S. Rushforth has served as our Chief Vehicle Officer since the consummation of the Business Combination. Prior to the Business Combination, Mr. Rushforth served as Chief Vehicle Officer of Bird Rides since April 2019, and as Vice President, Engineering and Executive Vice President, Vehicles at Bird Rides from August 2017 to April 2019. As Chief Vehicle Officer, Mr. Rushforth oversees everything pertaining to Bird’s vehicles, including hardware, software, firmware, and field engineering, as well as supply chain and logistics, vendor management, vehicle operations, security, and information technology. From 2005 to 2021, Mr. Rushforth was a partner at 0x7a69 Inc., a software development business, where he led a team of engineers building a variety of products and services for clients ranging from video streaming platforms to credit card processing programs. Prior to joining Bird Rides in 2017, Mr. Rushforth was a technical consultant for cloud operations and a hardware consultant for Fortune 500 and major tech companies.
(4)    Shane Torchiana has served as our Chief Operating Officer since January 2022. Mr. Torchiana previously served in various roles at the Company, most recently as Senior Vice President, Corporate Development & Strategy from January 2019 to January 2022. As Chief Operating Officer, Mr. Torchiana is responsible for overseeing all aspects of Bird’s vehicle sharing business, including city growth, policy, data and analytics, central operations, Fleet Manager relations, and city operations. Before joining Bird Rides in 2018, Mr. Torchiana spent eight years at Boston Consulting Group where he led client engagements in data and analytics, strategy, and transformation efforts. Prior to Boston Consulting Group, he worked in global macro investing at Eaton Vance, a subsidiary of Morgan Stanley Investment Management. He holds an MBA from Columbia Business School and MFin (Master of Finance) from MIT Sloan.
(5)    Rebecca Hahn has served as our Chief Communications Officer since the consummation of the Business Combination, and as Chief Communications Officer and Chief Corporate Responsibility Officer of Bird Rides since April 2019. Ms. Hahn directs all national and global communications, corporate social responsibility, brand, and marketing efforts. She leads the management of Bird’s external vision and oversees all communication touch points, including media relations, community engagement, and social media marketing. Prior to joining Bird Rides in 2018, Ms. Hahn was a partner at The OutCast Agency for ten years. She established the company’s Los Angeles-based office and led teams to develop and implement integrated media strategies. Previously, Ms. Hahn was Director of Oracle’s Corporate Communications team, where she managed global communications campaigns. Ms. Hahn received a B.A. in Political Science from the University of California at Davis.
(6)    Lisa Murison has served as our General Counsel and Secretary since the consummation of the Business Combination, and as General Counsel and Secretary of Bird Rides since September 2021. Ms. Murison is responsible for overseeing the Company’s legal affairs, including corporate governance, business transactions, labor and employment, litigation, regulatory matters, compliance, and intellectual property. Prior to joining Bird Rides in September 2021, Ms. Murison served as an executive officer of Edmunds.com, Inc. since 2016. As Executive Vice President of Operations, Chief Legal & People Officer for Edmunds, she led the company’s legal and human resources departments, as well as the facilities, procurement, and corporate development functions. From 2014 to 2017, Ms. Murison was a Shareholder of Stradling, Yocca, Carlson & Rauth, P.C., having spent the first ten years of her career in the New York and Los Angeles offices of Sullivan & Cromwell LLP. Ms. Murison holds a B.A. and LL.B. from the University of Cape Town and an LL.M. from Harvard Law School.

CORPORATE GOVERNANCE
General
We believe that good corporate governance is important to ensure that Bird is managed for the long-term benefit of our stockholders. The Nominating and Corporate Governance Committee of our Board of Directors (the “Nominating and Corporate Governance Committee”) periodically reviews and reassesses our Corporate Governance Guidelines, other governance documents and overall governance structure. Complete copies of our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics are available on our Investor Relations website, ir.bird.co, under the “Governance” section, or by writing to our Secretary at our offices at 392 NE 191st Street #20388, Miami, Florida.
Board Composition
Our Board of Directors currently consists of eight members: Travis VanderZanden, Roelof F. Botha, Daniel Friedland, Nathanial Justin Kan, Robert Komin, James E. Mutrie, Racquel Russell and David Sacks. As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each Annual Meeting of Stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third Annual Meeting of Stockholders following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Prior to the Sunset Date, subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, any director may be removed with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of our voting stock entitled to vote at an election of directors. After the Sunset Date, any director may be removed only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of our voting stock entitled to vote at an election of directors.
Director Independence
Our Board has affirmatively determined that each of Roelof F. Botha, Daniel Friedland, Nathaniel Justin Kan, Robert Komin, James E. Mutrie, Racquel Russell and David Sacks are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the New York Stock Exchange (“NYSE”), representing seven of our eight directors. Travis VanderZanden is not an independent director due to his employment as President and Chief Executive Officer of the Company. In making its independence determinations, our Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities and any relationships they have with us and our management, including with respect to their ownership of our Common Stock.
Executive Sessions
Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. We also hold an executive session including only independent directors at least once per year. Each executive session of the non-management directors or the independent directors is presided over by the Lead Independent Director.
Controlled Company Exemption
We are a “controlled company” under the rules of the NYSE. The rules of the NYSE define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. Travis VanderZanden beneficially owns approximately 74% of the combined voting power of our outstanding capital stock. As a result, we qualify for exemptions from, and may in the future decide not to comply with, certain corporate governance requirements under the NYSE rules. Even though we are a controlled company, we are required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed below.
If we cease to be a controlled company and our Class A Common Stock continues to be listed on the NYSE, we will be required to comply with these requirements by the date our status as a controlled company changes or within specified transition periods applicable to certain provisions, as the case may be.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and

Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee and the Board for candidates for election as a director. Roelof F. Botha joined our Board prior to the closing of the Business Combination as a representative of Sequoia Capital. David Sacks joined our Board prior to the closing of the Business Combination as a representative of Craft Ventures.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity; ethics and values; the ability to make mature business judgements; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; strength of leadership skills; experience in finance and accounting and / or executive compensation practices; and whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable. In addition, the Nominating and Corporate Governance Committee and the Board are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new Board candidates are chosen. Each individual is evaluated in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Bird Global, Inc., 392 NE 191st Street #20388, Miami, Florida 33179. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Interested Parties
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Lead Independent Director, Chair of any of the Audit Committee, Nominating and Corporate Governance Committee, or the Compensation Committee of our Board of Directors (“Compensation Committee”), or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to our Secretary at our offices at 392 NE 191st Street #20388, Miami, Florida 33179, who will forward such communications to the appropriate party. Such communications may be made confidentially or anonymously.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Travis VanderZanden serving as Chair of the Board and Chief Executive Officer. Our Board has determined that combining the roles of Chair of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. VanderZanden and allows for a single, clear focus for management to execute the Company’s strategy and business plans. Our Board also benefits from the strong leadership of Robert Komin, our Lead Independent Director and our independent committee Chairs, and is comprised of individuals with extensive experience in finance and accounting, the micromobility industry and public company management. For these reasons and because of the strong leadership of Mr. VanderZanden as Chair of the Board and Chief Executive Officer, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
If the Chair of our Board of Directors is a member of management or does not otherwise qualify as independent, the independent members of our Board of Directors may elect among themselves a lead independent director. Mr. Komin currently serves as our Lead Independent Director. The Lead Independent Director’s responsibilities include, but are not limited to, presiding over all meetings of the Board of Directors at which the Chair of the Board is not present, including any executive sessions of the independent directors, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chair of the Board.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. As provided in the Audit Committee Charter, the Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. In accordance with those policies, the Board and the Board committees have an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Company’s Audit Committee oversees management of financial reporting and related risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Business Conduct and Ethics is available on our Investor Relations website, ir.bird.co. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on our website rather than by filing a Current Report on Form 8-K.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Attendance by Members of the Board of Directors at Meetings
There was one meeting of the Board of Directors and one meeting of the Audit Committee during 2021 following the closing of the Business Combination in November 2021. Each director attended the meeting of the Board of Directors and each Audit Committee member attended the meeting of the Audit Committee.
Under our Corporate Governance Guidelines, which are available on our website at ir.bird.co, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chair of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD
Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Robert Komin	Chair
Roelof F. Botha	X		X
James E. Mutrie.	X	Chair
Daniel Friedland.		X	Chair
Nathaniel Justin Kan		X
David Sacks		X
Racquel Russell			X
Audit Committee
Our Audit Committee’s responsibilities include:
•appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence from management;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.
The Audit Committee charter is available on our website at ir.bird.co. The members of the Audit Committee are Mr. Komin, Mr. Botha and Mr. Mutrie. Mr. Komin serves as the Chair of the committee. Our Board has affirmatively determined that each of Mr. Komin, Mr. Botha and Mr. Mutrie is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and the applicable NYSE rules, including those related to audit committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board of Directors has determined that Mr. Komin qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies other than Mr. Botha. After due consideration of Mr. Botha’s role and responsibilities on the Audit Committee, Mr. Botha’s existing responsibilities and commitments, including his service on the audit committees of the boards of directors of each of 23andMe Holding Co., MongoDB, Inc., Square, Inc. and Unity Software, Inc., the time commitment attendant to each such audit committee membership and Mr. Botha’s previous experience as a chief financial officer, our Board has affirmatively determined that Mr. Botha’s simultaneous service on the audit committees of each of 23andMe Holding Co., MongoDB, Inc., Square, Inc. and Unity Software, Inc. will not impair his ability to effectively serve on the Audit Committee.
The Audit Committee met one time in 2021 following the closing of the Business Combination in November 2021.

  Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of these goals and objectives, and setting or making recommendations to our Board regarding the compensation of our Chief Executive Officer;
•reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;
•making recommendations to our Board regarding the compensation of our directors;
•reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements; and
•appointing and overseeing any compensation consultants.
Pursuant to the Compensation Committee’s charter, which is available on our website at ir.bird.co, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. On December 22, 2021, the Compensation Committee engaged Semler Brossy Consulting Group, LLC (“Semler Brossy”), a compensation consulting firm, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Semler Brossy reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Semler Brossy and has determined that Semler Brossy’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Daniel Friedland, Nathanial Justin Kan, James E. Mutrie and David Sacks, with Mr. Mutrie serving as the Chair of the committee. Messrs. Friedland, Kan, Mutrie and Sacks are “non-employee directors,” as defined in Rule 16b-3 promulgated under the Exchange Act. Our board of directors has determined that each of these individuals is “independent” as defined under the applicable NYSE rules, including the rules specific to compensation committee membership.
The Compensation Committee did not meet in 2021 following the closing of the Business Combination in November 2021.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•recommending to our Board the nominees for election to our Board at Annual Meetings of Stockholders;
•overseeing an evaluation of our Board and its committees; and
•developing and recommending to our Board a set of corporate governance guidelines.
The Nominating and Corporate Governance Committee charter is available on our website at ir.bird.co. The members of our Nominating and Corporate Governance Committee are Roelof F. Botha, Daniel Friedland and Racquel Russell, with Mr. Friedland serving as the Chair of the committee. Our board of directors has determined that each of these individuals is “independent” as defined under the applicable NYSE rules.
The Nominating and Corporate Governance Committee did not meet in 2021 following the closing of the Business Combination in November 2021.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our “named executive officers” and their positions at Bird were as follows:
•Travis VanderZanden, President and Chief Executive Officer;
•Yibo Ling, Chief Financial Officer; and
•William S. Rushforth, Chief Vehicle Officer.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2020 and 2021:

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Travis VanderZanden	2021	$1,116	$155,738,700	$—	$300	$155,740,116
President & Chief Executive Officer	2020	$25,884	$—	$—	$400	$26,284
Yibo Ling	2021	$300,000	$18,153,891	$—	$1,500	$18,455,391
Chief Financial Officer	2020	$300,000	$—	$152,987	$600	$453,587
William S. Rushforth	2021	$400,000	$18,397,209	$—	$1,900	$18,799,109
Chief Vehicle Officer	2020	$400,550	$—	$45,178	$600	$446,328

(1)     Amount reflects the aggregate grant-date fair market value of Restricted Earnout Shares and Restricted Stock Units (“RSUs”) granted to the applicable named executive officer during the year ended December 31, 2021, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”). See Note 12 of the audited consolidated financial statements included our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a discussion of the relevant assumptions used in calculating this amount.

(2)     For 2021, “All Other Compensation” consists of reimbursement by the Company of certain cell phone and internet expenses, meals, and wellness services incurred by our named executive officers.

Narrative to Summary Compensation Table
2021 Salaries
In 2021, our named executive officers received an annual base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Mr. VanderZanden’s 2020 annual base salary was reduced to $1,116, effective April 1, 2020, and his base salary was not changed from that amount for 2021. The annual base salaries for Messrs. Ling and Rushforth for 2021 were $300,000 and $400,000, respectively.
See “Executive Compensation—Summary Compensation Table” for the actual base salaries earned by our named executive officers for services in 2021.

Equity Compensation
Prior to the consummation of the Business Combination, Bird Rides maintained the Bird Rides 2017 Stock Plan in order to provide its service providers with the opportunity to acquire a proprietary interest in its success. Bird Rides offered awards of options to purchase shares, as well as RSUs, to eligible service providers, including our named executive officers, pursuant to the Bird Rides 2017 Stock Plan. In connection with the consummation of the Business Combination, the Bird Rides 2017 Stock Plan was amended and restated and assumed by Bird Global (as so assumed, the “2017 Plan”) and each then-outstanding and unexercised option of Bird Rides was converted into an option exercisable for shares of our Class A Common Stock based on the applicable exchange ratio (determined in accordance with the Business Combination Agreement, the “Exchange Ratio”), and each then-outstanding award of RSUs of Bird Rides was converted into an award covering shares of our Class A Common Stock based on the Exchange Ratio. Following the consummation of the Business Combination, no further awards will be granted under the 2017 Plan.
In connection with the Business Combination, our Board adopted the 2021 Plan in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers), and consultants of the Company and certain of our affiliates to enable us to obtain and retain the services of these individuals, which is essential to our long-term success.
In satisfaction of our obligations under the Business Combination Agreement, we granted awards of Restricted Earnout Shares to applicable equity award holders (including our named executive officers) under the 2021 Plan. The Restricted Earnout Shares vest based on the attainment of applicable stock price goals set forth in the Business Combination Agreement during the five-year period beginning at the closing of the Business Combination and ending on November 4, 2026 (the “Earnout Period”. These Restricted Earnout Shares are intended to replicate our (pre-closing) shareholders’ contingent right to receive certain “Earnout Shares” (as defined elsewhere in this proxy statement) upon the achievement of same stock price goals during the Earnout Period.
In addition, in 2021, we granted (i) time-based awards of RSUs to each of our named executive officers and (ii) performance-based awards of RSUs to each of Messrs. VanderZanden and Rushforth under our 2021 Plan.
These awards cover the total number of shares set forth in the table below, and generally vest as follows:
•Mr. VanderZanden’s time-based RSU award vests quarterly based on Mr. VanderZanden’s continued service over a four-year period beginning June 1, 2021.
Mr. VanderZanden’s performance-based RSU award vests based on the satisfaction of both service and market performance conditions: (i) the service condition is satisfied based on Mr. VanderZanden’s continued service over four years and (ii) the market performance condition is satisfied with respect to 1/3 of the RSUs underlying the award on the achievement of a price per share of $12.50, $20.00 and/or $30.00 over the Earnout Period (each a “Price Per Share Goal”), in each case, subject to his continued service through the applicable vesting date. This award constitutes a “Management Award” under (and within the meaning of) the 2021 Plan.
In addition, each of Mr. VanderZanden’s awards is subject to certain accelerated vesting provisions in connection with a qualifying termination of employment. See “Executive Compensation Arrangements” for a description of those accelerated vesting provisions.
•As of December 31, 2021, Mr. Rushforth’s time-based RSU award was eligible to vest (i) with respect to 25% of the total RSUs underlying the award on the first anniversary of the applicable vesting commencement date (December 1, 2021) and (ii) with respect to 75% of the total RSUs underlying the award on each of the first 12 quarterly anniversaries of the vesting commencement date thereafter, in each case, subject to his continued employment through the applicable vesting date. In 2022, we amended this RSU award, such that the award vests quarterly based on Mr. Rushforth’s continued employment over a four-year period beginning December 1, 2021.
In addition, Mr. Rushforth’s performance-based RSU award vests upon the satisfaction of both service and market performance conditions: (i) the service condition is satisfied based on Mr. Rushforth’s continued service over four years and (ii) the market performance condition is satisfied over the Earnout Period with respect to 1/3 of the RSUs underlying the award on the achievement of the applicable Price Per Share Goal, in each case, subject to his continued employment through the applicable vesting date. This award constitutes a “Management Award” under (and within the meaning of) the 2021 Plan.
•Mr. Ling’s time-based RSU award vests quarterly based on Mr. Ling’s continued employment over a one-year period beginning November 4, 2021. This award is subject to certain accelerated vesting provisions in connection with a qualifying termination of employment. See “Executive Compensation Arrangements” for a description of those accelerated vesting provisions.
In addition, the award agreements evidencing each of the RSU awards described above for Messrs. VanderZanden and Ling contain (i) non-competition restrictions, effective during employment and for two years (for Mr. VanderZanden) and 18 months (for Mr. Ling) following a termination of employment, and (ii) non-solicitation restrictions, effective during employment and for two years following a termination of employment.
The following table sets forth the aggregate number of Restricted Earnout Shares and RSUs granted to our named executive officers in the 2021 fiscal year.

Named Executive Officer	2021 Restricted Earnout Shares	2021 Time-Based RSUs Granted	2021 Performance-Based RSUs Granted
Travis VanderZanden	—	5,872,500	17,617,500
Yibo Ling	189,877	2,345,274	—
William S. Rushforth	154,655	1,000,000	1,500,000
See “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” for a description of all of the incentive equity awards held by our named executive officers as of December 31, 2021.

Benefits and Perquisites
In 2021, the named executive officers participated in a 401(k) retirement savings plan maintained by Bird. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. In 2021, we did not make matching contributions under the 401(k) plan. Our named executive officers will continue to participate in the 401(k) plan on the same terms as other full-time employees.

In 2021, the named executive officers participated in health and welfare plans maintained by Bird, including:
•medical, dental, and vision benefits;
•flexible spending accounts;
•short-term and long-term disability insurance;
•basic life and accidental death and dismemberment insurance; and
•vacation and paid holidays.

Other Perquisites
We also provide certain other perquisites to our named executive officers, including reimbursement by the Company of certain cell phone and internet expenses, meals, and wellness services incurred by our named executive officers.

No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of Class A Common Stock underlying outstanding equity awards for each named executive officer as of December 31, 2021. Each option listed in the following table was granted under the 2017 Plan, and each award of Restricted Earnout Shares and RSUs listed in the following table was granted under the 2021 Plan.

		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Travis VanderZanden	6/1/2021	—	—	—	—	5,138,438	31,704,162	—	—
	—	—	—	—	—	—	—	17,617,500	108,699,975
Yibo Ling	10/5/2018	278,477	198,913	0.16	10/4/2028	—	—	—	—
	4/1/2019	27,486	27,487	0.16	3/30/2029	—	—	—	—
	2/1/2020	412,301	687,169	0.16	3/18/2030	—	—	—	—
	—	—	—	—	—	—	—	189,877	1,171,541
	11/4/2021	—	—	—	—	2,345,274	14,470,341	—	—
William S. Rushforth	8/9/2017	438,757	—	0.10	8/8/2027	—	—	—	—
	2/1/2018	235,041	11,427	0.16	1/26/2028	—	—	—	—
	4/1/2019	132,218	60,100	0.16	3/30/2029	—	—	—	—
	2/1/2020	210,731	229,057	0.16	3/18/2030	—	—	—	—
	—	—	—	—	—	—	—	154,655	954,221
	12/1/2021	—	—	—	—	1,000,000	6,170,000	—	—
	—	—	—	—	—	—	—	1,500,000	9,255,000

(1)    Amount reflects the per share value of Class A Common Stock as of December 31, 2021 ($6.17), multiplied by the number of unvested shares subject to the applicable award as of December 31, 2021.
(2)    This RSU award vests over a four-year period with respect to 1/16th of the RSUs underlying the award on each quarterly anniversary of the vesting commencement date, subject to the executive’s continued service through the applicable vesting date. This award is subject to certain accelerated vesting provisions in connection with a qualifying termination of the executive’s employment. See “Executive Compensation Arrangements” for a description of those accelerated vesting provisions.
(3)    This RSU award vests based on the achievement of both service and market performance conditions: (i) the service condition is satisfied based on the executive’s continued service over a four-year period with respect to 1/16th of the RSUs underlying the award on each quarterly anniversary of the vesting commencement date, and (ii) the market performance condition is satisfied over the Earnout Period with respect to 1/3 of the RSUs underlying the award on the achievement of the applicable Price Per Share Goal, in each case, subject to the executive’s continued service through the applicable vesting date. This award is subject to certain accelerated vesting provisions in connection with a qualifying termination of the executive’s employment. See “Executive Compensation Arrangements” for a description of those accelerated vesting provisions.

(4)    This option vests over a four-year period with respect to 1/48th of the shares underlying the award on each monthly anniversary of the vesting commencement date, subject to the executive’s continued service through the applicable vesting date; the option may be exercised at any time.
(5)    This option vests over a four-year period (i) with respect to 25% of the shares underlying the award on the first anniversary of the vesting commencement date and (ii) with respect to 1/48th of the shares underlying the award on each monthly anniversary thereafter, subject to the executive’s continued service through the applicable vesting date; this option may be exercised at any time.
(6)    This option vests over a four-year period with respect to 1/48th of the shares underlying the award on each monthly anniversary of the vesting commencement date (less one day), subject to the executive’s continued service through the applicable vesting date.
(7)    These Restricted Earnout Shares will vest to the extent that the executive would have otherwise been entitled to receive a vested “Earnout Share” (as defined elsewhere in this proxy statement) pursuant to the Business Combination Agreement upon the satisfaction of the applicable stock price goals set forth in the Business Combination Agreement during the Earnout Period. No Restricted Earnout Shares vested prior to December 31, 2021.
(8)    This RSU award vests over a one-year period with respect to 25% of the RSUs underlying the award on each of the first four quarterly anniversaries of the vesting commencement date, subject to the executive’s continued employment through the applicable vesting date. This award is subject to certain accelerated vesting provisions in connection with a qualifying termination of the executive’s employment. See “Executive Compensation Arrangements” for a description of those accelerated vesting provisions.
(9)    This option was vested in full as of December 31, 2021.
(10)    This option vests over a four-year period with respect to 1/48th of the shares underlying the award on each monthly anniversary of the vesting commencement date, subject to the executive’s continued service through the applicable vesting date; the option may be exercised at any time.
(11)    This option vests over a four-year period (i) with respect to 25% of the shares underlying the award on the first anniversary of the vesting commencement date and (ii) with respect to 1/48th of the shares underlying the award on each monthly anniversary thereafter, subject to the executive’s continued service through the applicable vesting date.
(12)    This option vests over a four-year period with respect to 1/48th of the shares underlying the award on each monthly anniversary of the vesting commencement date (less one day), subject to the executive’s continued service through the applicable vesting date.
(13)    This RSU award, as of December 31, 2021, was eligible to vest (i) with respect to 25% of the total RSUs underlying the award on the first anniversary of the vesting commencement date and (ii) with respect to 75% of the total RSUs underlying the award on each of the first 12 quarterly anniversaries of the vesting commencement date thereafter, subject to the executive’s continued employment through the applicable vesting date. In 2022, this RSU award was amended, such that the award vests over a four-year period with respect to 1/16 of the RSUs underlying the award on each quarterly anniversary of the vesting commencement date, subject to the executive’s continued employment through the applicable vesting date.
(14)    This RSU award vests based on the achievement of both service and market performance conditions: (i) the service condition is satisfied based on the executive’s continued service over a four-year period with respect to 1/16th of the RSUs underlying the award on each quarterly anniversary of the vesting commencement date, and (ii) the market performance condition is satisfied over the Earnout Period with respect to 1/3 of the RSUs underlying the award on the achievement of the applicable Price Per Share Goal, in each case, subject to the executive’s continued service through the applicable vesting date.

Executive Compensation Arrangements
VanderZanden Equity Award Treatment Upon Termination or Change in Control
On November 9, 2021, as noted above, we granted to Mr. VanderZanden a time-based award of RSUs (“Time-Vesting RSUs”) and a performance-based award of RSUs (“Performance-Vesting RSUs”) under our 2021 Plan. The time-based and performance-based awards cover 5,872,500 and 17,617,500 shares of Class A Common Stock, respectively. Each of these awards is subject to certain accelerated vesting provisions in connection with a qualifying termination of employment, as described below. See “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” for the material vesting terms and conditions of these awards.
Without Cause or for Good Reason
Upon a termination of Mr. VanderZanden’s employment or service with the Company as its Chief Executive Officer (“Service”) by the Company or any of its subsidiaries without “Cause” or by Mr. VanderZanden for “Good Reason” (each as defined in the award agreement) (in any case, a “Qualifying Termination”) prior to the occurrence of a “Change of Control” (as defined in the Business Combination Agreement), then:
•.a number of Time-Vesting RSUs that would have become fully vested over the 12-month period immediately following the date of such Qualifying Termination (had Mr. VanderZanden remained in continued Service during such period), if any, shall become fully vested on an accelerated basis;
•.any Performance-Vesting RSUs that have satisfied the applicable market performance conditions as of the date of such Qualifying Termination shall be deemed to have satisfied the applicable service condition and, accordingly, shall become fully vested; and
•.any Performance-Vesting RSUs that have not satisfied the applicable market performance conditions as of the date of such Qualifying Termination shall be deemed to have satisfied the applicable service condition and such RSUs shall remain outstanding and eligible to become fully vested during the Post-Termination Vesting Period (as defined below) upon the achievement of the applicable market performance conditions. To the extent any Performance-Vesting RSUs do not become fully vested on or prior to the final day of the Post-Termination Vesting Period, such Performance-Vesting RSUs automatically will be forfeited and terminated without consideration therefor as of such date.

Death or Disability
Upon a termination of Mr. VanderZanden’s Service due to his death or “disability” (as defined in the award agreement), then:
•.any then-unvested Time-Vesting RSUs shall become fully vested;
•.any Performance-Vesting RSUs that have satisfied the applicable market performance conditions as of the date of such Qualifying Termination shall be deemed to have satisfied the applicable service condition and, accordingly, shall become fully vested; and
•.any Performance-Vesting RSUs that have not satisfied the applicable market performance conditions as of the date of such Qualifying Termination shall be deemed to have satisfied the applicable service condition and such RSUs shall remain outstanding and eligible to become fully vested during the Post-Termination Vesting Period upon the achievement of the applicable market performance conditions. To the extent any Performance-Vesting RSUs do not become fully vested on or prior to the final day of the Post-Termination Vesting Period, such Performance-Vesting RSUs automatically will be forfeited and terminated without consideration therefor as of such date.
For purposes of the benefits described above, “Post-Termination Vesting Period” means the period commencing on the date of Mr. VanderZanden’s Qualifying Termination or termination of Service due to Mr. VanderZanden’s death or disability and ending on (and including) the first to occur of (i) the last day of the Earnout Period; (ii) the date on which a Change of Control is consummated; and (iii) the 12-month anniversary of the date on which Mr. VanderZanden’s Service is terminated due to a Qualifying Termination or due to death or disability (as applicable).
Change of Control
If a Change of Control occurs during the Earnout Period, and a Price Per Share Goal is first achieved based on the implied value per share as determined in accordance with Section 3.03(c) of the Business Combination Agreement, then any Performance-Vesting RSUs to which such Price Per Share Goal applies shall be deemed to have satisfied the applicable market performance condition and will be eligible to become fully vested upon the satisfaction of the applicable service condition; any other Performance-Vesting RSUs will be cancelled and forfeited as of the consummation of the Change of Control.
If Mr. VanderZanden experiences a Qualifying Termination on or following the consummation of a Change of Control, then: (i) any then-unvested Time-Vesting RSUs shall become fully vested; and (ii) any Performance-Vesting RSUs that have satisfied the applicable market performance conditions as of the date of such Qualifying Termination shall become fully vested.
Restrictive Covenants
In addition, the award agreement evidencing Mr. VanderZanden’s Time-Vesting RSUs and Performance-Vesting RSUs contains non-competition and non-solicitation restrictions (as well as other customary restrictive covenants), which are effective during employment and for two years following a termination of employment.
Employment Agreements
We have entered into offers letters or other employment agreements (collectively, the “Employment Agreements”) with Messrs. Ling and Rushforth, the material terms of which are described below. The Company has not entered into a written offer letter or employment agreement with Mr. VanderZanden.
Yibo Ling
We entered into an Employment Agreement with Mr. Ling on September 28, 2018. On December 22, 2021 we entered into a letter agreement (the “Ling Letter Agreement”) that amended and superseded certain terms and conditions of Mr. Ling’s Employment Agreement.
Ling Employment Agreement
Mr. Ling’s employment under his Employment Agreement is at-will, and will continue until terminated at any time by either party. Pursuant to his Employment Agreement, Mr. Ling is entitled to receive an annual base salary of $300,000 per year.
In connection with entering into the Employment Agreement, Mr. Ling was awarded an option under the 2017 Plan to purchase 954,781 shares of Class A Common Stock (on a post-conversion basis). The option vests as to 1/48th of shares underlying the option on each monthly anniversary of Mr. Ling’s employment start date, subject to Mr. Ling’s continued service; the option may be exercised by Mr. Ling at any time. Upon the consummation of a “change in control” of the Company (as defined in the 2017 Plan), subject to Mr. Ling’s continued employment with the Company through the consummation, the option will vest in full.
Under Mr. Ling’s Employment Agreement (and prior to us entering into the Ling Letter Agreement), upon a termination of employment by the Company without “cause” or by Mr. Ling for “good reason” (each as defined in the Employment Agreement), Mr.

Ling would have been eligible to receive the following severance payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the Company:
•.an amount equal to three months of his then-current base salary, payable in a single lump sum within 15 days of Mr. Ling’s execution of the release of claims;
•.Company-subsidized healthcare coverage at the same levels as in effect on the date of termination for up to three months following the date of termination; and
•.the number of shares subject to the option that would have vested during the three-month period following the date of termination; provided, that, if a “change in control” (as defined in the 2017 Plan) is consummated within 60 days following such termination, the option will vest in full.
In addition, Mr. Ling also entered into the Company’s standard form of Confidential Information and Invention Assignment Agreement.
Ling Letter Agreement
Pursuant to the Ling Letter Agreement, Mr. Ling was granted a RSU award (the “Ling RSU Award”) under the Company’s 2021 Plan. See “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” for the material terms and conditions of the Ling RSU Award.
Under the Ling Letter Agreement, the Ling RSU Award and Mr. Ling’s outstanding options (the “Ling Options”) are eligible to vest as follows:
•.if a Change in Control (as defined below) occurs prior to November 4, 2022, then (x) the Ling RSU Award and (y) any shares underlying the Ling Options that are eligible to vest prior to such date (the “Eligible CIC Option Shares”) will fully vest and (as applicable) become exercisable on an accelerated basis, subject to Mr. Ling’s continued employment until immediately prior to the closing of such Change in Control; or
•.if Mr. Ling experiences an Involuntary Termination (as defined below) within 60 days prior to a Change in Control, then, during such 60-day period, the Ling RSU Award and any Eligible CIC Option Shares will remain outstanding and eligible to fully vest and (as applicable) become exercisable upon such Change in Control. If, however, a Change in Control does not occur within such 60-day period, the Ling RSU Award and any Ling Options automatically will (to the extent then-unvested) be forfeited for no consideration.
Any shares underlying the Ling Options that are not Eligible CIC Option Shares will not be eligible to vest, whether on an accelerated basis or otherwise, prior to (or, as applicable, in connection with) the first to occur of November 4, 2022 and the consummation of a Change in Control.
For purposes of the benefits described above, a “Change in Control” is defined in the Ling Letter Agreement to have the meaning set forth in the 2017 Stock Plan, with respect to the Ling Options, or as set forth in the 2021 Plan, with respect to the Ling RSU Award. In addition, an “Involuntary Termination” means a termination of Mr. Ling’s employment by the Company without “Cause” or by Mr. Ling for “Good Reason” (each as defined in the Ling Letter Agreement).
Under the Ling Letter Agreement, if Mr. Ling experiences an Involuntary Termination, then:
•.the Company will pay to Mr. Ling a cash amount equal to three months of his annual base salary then in effect, payable in substantially equal installments over the three-month period following the termination date; and
•.each then-unvested portion of the Ling RSU Award and any Ling Option will, in each case, vest and (as applicable) become exercisable on an accelerated basis as of the termination date with respect to the number of shares underlying the award that would have vested had Mr. Ling remained in continuous employment during the one-month period following such termination date (and calculated as though the Ling RSU Award and Ling Options vest on a monthly basis from the applicable grant date).
Any severance payments and benefits described above will be conditioned upon Mr. Ling’s timely execution and non-revocation of the Company’s standard general release of all claims in a form prescribed by the Company.
William S. Rushforth
We entered into an Employment Agreement with Mr. Rushforth on August 9, 2017. Mr. Rushforth’s employment under the Employment Agreement is at-will, and will continue until terminated at any time by either party. Pursuant to the Employment Agreement, Mr. Rushforth is entitled to receive an annual base salary of $80,000 per year. See “Executive Compensation—Narrative to Summary Compensation Table” for Mr. Rushforth’s current annual base salary.

In addition, Mr. Rushforth entered into the Company’s standard form of Confidential Information and Invention Assignment Agreement.
Director Compensation
2021 Director Compensation
In 2021, two non-employee directors, Robert Komin and Racquel Russell, received compensation for services on our Board, as reflected in the table below. None of our other non-employee directors received compensation from the Company for their services on our Board in 2021.
The following table sets forth the compensation received by our directors in 2021 for services on the Board.

Name (1)	Fees Earned or Paid in Cash ($)		Stock Awards ($) (2)	Total ($)
Roelof F. Botha	—		—	—
Daniel Friedland	—		—	—
Antonio Gracias (3)	—		—	—
Nathaniel Justin Kan	—		—	—
Robert Komin (4)	16,767	(5)	725,000	741,767
James E. Mutrie (4)	—		—	—
Racquel Russell (4)	35,068	(5)	723,643	758,711
David Sacks	—		—	—
Jeffrey Smith (3)	—		—	—
(1)    Travis VanderZanden, our Chief Executive Officer, did not receive any compensation for his services as a member of our Board in 2021. See “Executive Compensation—Summary Compensation Table” for the compensation paid to Mr. VanderZanden for the services he provided to our Company during 2021.
(2)    Amounts reflect the full grant-date fair value of the awards of RSUs granted during 2021 computed in accordance with ASC 718, rather than the amounts paid to or realized by the named individual. See Note 12 of the audited consolidated financial statements included our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a discussion of the relevant assumptions used in calculating this amount.
(3)    The services of each of Messrs. Gracias and Smith on our Board ended upon the consummation of the Business Combination.
(4)    The services of Mr. Mutrie on our board began upon the consummation of the Business Combination. The services of Mr. Komin and Ms. Russell on our Board began in June 2021 and February 2021, respectively.
(5)    Amounts represent the cash retainer fees paid to Mr. Komin and Ms. Russell pursuant to their respective director offer letters with the Company, dated as of May 13, 2021 and November 25, 2020, respectively.
The table below shows the aggregate number of RSUs and Restricted Earnout Shares held as of December 31, 2021 by each non-employee director who served in 2021.

Name	RSUs Outstanding at Fiscal Year End (#)	Restricted Earnout Shares Outstanding at Fiscal Year End (#)
Roelof F. Botha	—	—
Daniel Friedland	—	—
Antonio Gracias	—	—
Nathaniel Justin Kan	—	—
Robert Komin	100,000	—
James E. Mutrie	—	—
Racquel Russell	87,957	10,234
David Sacks	—	—
Jeffrey Smith	—	—

2022 Director Compensation
Director Compensation Program
In 2022, our Board adopted a non-employee director compensation program, pursuant to which our non-employee directors (each, an “Eligible Director”) are eligible to receive annual cash retainer fees and equity awards in exchange for their services on our board (the “Director Compensation Program”). The Director Compensation Program consists of the following material components:
Cash Compensation:
•Annual Retainer: $45,000
•Annual Committee Chair Retainer:
◦Audit: $20,000
◦Compensation: $15,000
◦Nominating and Corporate Governance: $10,000
•Annual Committee Member (Non-Chair) Retainer:
◦Audit: $10,000
◦Compensation: $7,500
◦Nominating and Corporate Governance: $5,000
•Lead Independent Director: $20,000
The annual cash retainers will be paid in quarterly installments in arrears. Annual cash retainers will be pro-rated for any partial calendar quarter of service.
Equity Compensation:
•An Eligible Director who is serving on our Board as of the date of an Annual Meeting of Stockholders automatically will be granted an award of RSUs with an aggregate value of $185,000 on the date of such Annual Meeting, beginning with calendar year 2022. Each annual grant will vest in full on the earlier to occur of the first anniversary of the grant date and the date of the next Annual Meeting of Stockholders following the grant date, subject to continued service.
The number of RSUs subject to an annual grant will be determined by dividing the value of the award by the volume-weighted average per-share price of the Company’s Class A Common Stock over the 20 trading day period ending on (and including) the applicable grant date.
In addition, each equity award granted to an Eligible Director under the Director Compensation Program will vest in full immediately prior to the occurrence of a “change in control” (as defined in the 2021 Plan), to the extent the Eligible Director will not become, as of immediately following such change in control, a board member of the Company or its ultimate parent company.
Compensation under the Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2021 Plan.
In connection with the adoption of our Director Compensation Program, our Board also approved (i) a one-time cash payment to Eligible Directors to reflect the cash compensation they would have received under the Director Compensation Program had it been in effect as of the closing of the Business Combination and (ii) the grant of RSU awards with a value of $110,000 to each of Messrs. Botha, Friedland, Kan, Mutrie and Sacks. These RSU awards will vest in full at the Annual Meeting. Mr. Komin and Ms. Russell were not eligible to receive this RSU award because each received an RSU award in connection with the commencement of their services in 2021.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our voting shares by:
•each person who is known to be the beneficial owner of more than 5% of our voting shares;
•each of our named executive officers and directors; and
•all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
Percentage ownership of our voting securities is based on 244,232,830 shares of Class A Common Stock issued and outstanding, which includes Restricted Earnout Shares as well as restricted shares of Class A Common Stock issued upon early exercises of options, and 34,534,930 shares of Class X Common Stock issued and outstanding as of April 13, 2022. Shares of our Class A Common Stock that may be acquired by an individual or group within 60 days of April 13, 2022, pursuant to the exercise of options or warrants, the settlement of RSUs, or the conversion of Class X Common Stock, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
Unless otherwise noted, the business address of those listed in the table below is c/o Bird Global, Inc., 392 NE 191st Street #20388, Miami, Florida.

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock(1)	% of Ownership	Combined Voting Power %
5% Stockholders
Entities affiliated with FMR LLC(2)	33,332,657	13.6%	3.6%
Entities affiliated with Craft Ventures(3)	26,948,429	11.0%	2.9%
Entities affiliated with Valor Equity Partners(4)	22,274,968	9.1%	2.4%
Entities affiliated with Goldcrest Capital(5)	19,651,739	8.0%	2.1%
Entities affiliated with Sequoia Capital(6)	17,018,541	7.0%	1.8%
Entities affiliated with NGP Switchback II, LLC(7)	14,376,250	5.9%	1.5%
Directors and Named Executive Officers
Travis VanderZanden(8)	35,657,642	12.8%	74.0%
Yibo Ling(9)	3,076,989	1.2%	*
William S. Rushforth (10)	1,470,647	*	*
Roelof F. Botha(11)	33,639	*	*
Daniel Friedland(12)	19,685,378	8.1%	2.1%
Nathaniel Justin Kan(13)	582,830	*	*
Robert Komin(14)	33,333	*	*
James E. Mutrie(15)	14,409,889	5.9%	1.5%
Racquel Russell(16)	46,882	*	*
David Sacks(17)	26,982,068	11.0%	2.9%
All directors and executive officers as a group (13 individuals)(18)	103,779,639	36.4%	80.8%
*    Less than one percent
1.The information provided in this table is based on the Company’s records, information supplied to the Company by its executive officers, directors, and principal shareholders, and information contained in Schedules 13D and 13G filed with the SEC. In the case of Mr. VanderZanden, includes Class X Common Stock, a described in footnote 8.
2.Pursuant to a Schedule 13G/A filed with the SEC on February 9, 2022, includes 12,583,322 shares held by Fidelity Blue Chip Growth Fund. This and other accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940 (as amended, the “Investment Company Act”), to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the “Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management &

Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address for each of the persons and entities identified in this footnote is 245 Summer Street, Boston, Massachusetts 02210.
3.Pursuant to a Schedule 13D filed with the SEC on November 23, 2021, consists of (i) 20,769,528 shares of our Class A Common Stock held of record by Craft Ventures I, L.P.; (ii) 3,888,286 shares of our Class A Common Stock held of record by Craft Ventures I-A, L.P.; and (iii) 2,290,615 shares of our Class A Common Stock held of record by Craft Ventures I-B, L.P (collectively, the “Craft I Funds”). David Sacks, one of our directors, is a managing member of Craft Ventures GP I, LLC, which is the general partner of each of the Craft I Funds, and makes investment and voting decisions on behalf of the Craft I Funds. The address for each of the entities and persons identified in this footnote is 855 Front Street, San Francisco, California 94111.
4.Pursuant to a Schedule 13G/A filed with the SEC on February 10, 2022, consists of (i) 11,019,943 shares of our Class A Common Stock held of record by Valor Bird Holdings, LLC; (ii) 2,100,939 shares of our Class A Common Stock held of record by Valor Bird Fund IV Grant Holdings LLC; (iii) 4,201,878 shares of our Class A Common Stock held of record by Valor Bird Fund V Grant Holdings LLC; (iv) 4,131,348 shares of our Class A Common Stock held of record by Valor Fund V Bird Holdings, L.P.; and (v) 820,860 shares of our Class A Common Stock held of record by Valor R&D Series LLC – Series CP, CY and EZ (collectively, the “Valor Bird Funds”). Valor Fund V Bird GP Holdings, LLC is the general partner of Valor Fund V Bird Holdings L.P. and Valor R&D Management LLC is the manager of Valor R&D Series LLC (Series CP, CY, & EZ). Valor Management L.P. is the managing member of Valor Equity Capital IV LLC, which is the general partner of Valor Equity Associates IV L.P., which, in turn, is the general partner of Valor Equity Partners IV L.P., which serves as the managing member of Valor Bird Fund IV Grant Holdings LLC. Valor Management L.P. is the managing member of Valor Equity Capital V LLC, which is the general partner of Valor Equity Associates V L.P., which, in turn, is the general partner of Valor Equity Partners V L.P., which serves as the managing member of Valor Bird Fund V Grant Holdings LLC. Decisions regarding the voting and disposition of the shares held by the Valor Bird Funds other than Valor R&D Series LLC (Series CP, CY, & EZ) are made through an investment committee at the Valor Equity Associates IV L.P. and Valor Equity Associates V L.P. level that consists of at least three individuals. By virtue of his role and various positions with the Valor Equity Partners entities named herein, Antonio Gracias may be deemed to share beneficial ownership over the shares held of record by the Valor Bird Funds. Other than with respect to the shares held by Valor R&D Series LLC (Series CP, CY, & EZ), Mr. Gracias disclaims beneficial ownership of the shares held by the Valor Bird Funds for purposes of Sections 13(d) or 13(g) of the Exchange Act. The address for each of the persons and entities identified in this footnote is c/o Valor Equity Partners, 875 North Michigan Avenue, Suite 3214, Chicago, Illinois 60611.
5.Pursuant to a Schedule 13D filed with the SEC on November 16, 2021, consists of (i) 2,912,224 shares of our Class A Common Stock held of record by Goldcrest Capital Bird-B SPV, LLC; (ii) 1,664,017 shares of our Class A Common Stock held of record by Goldcrest Capital Bird-C SPV, LLC; (iii) 871,048 shares of our Class A Common Stock held of record by Goldcrest Capital Bird-C-1 SPV, LLC; (iv) 103,589 shares of our Class A Common Stock held of record by Goldcrest Capital Bird-D SPV, LLC; (v) 2,820,759 shares of our Class A Common Stock held of record by Goldcrest Capital II-A, LP, for itself and as nominee for Goldcrest Capital II-B, LP and Goldcrest Capital II-C, LP; (vi) 10,107,652 shares of our Class A Common Stock held of record by Goldcrest Capital QP, LP; and (vii) 1,172,450 shares of our Class A Common Stock held of record by Goldcrest Capital, LP. (collectively, the “Goldcrest Funds”). Daniel Friedland, one of our directors, and Adam Ross are the sole managing members or managers, as applicable, of each of the Goldcrest Funds. As a result, Messrs. Friedland and Ross may be deemed to share beneficial ownership of the shares of Class A Common Stock held of record by each of the Goldcrest Funds. The address for each of the persons and entities identified in this footnote is 5956 Sherry Lane, Suite 1818, Dallas, Texas 75225.
6.Pursuant to a Schedule 13D filed with the SEC on November 15, 2021, consists of 5,685,761 shares of our Class A Common Stock held of record by Sequoia Capital U.S. Growth Fund VII, L.P. (“GFVII”); (ii) 423,239 shares of our Class A Common Stock held of record by Sequoia Capital U.S. Growth VII Principals Fund, L.P. (“GFVII PF”); (iii) 6,195,430 shares of our Class A Common Stock held of record by Sequoia Capital U.S. Growth Fund VIII, L.P. (“GFVIII”); (iv) 4,627,595 shares of our Class A Common Stock held of record by Sequoia Grove II, LLC (“Grove II”); and (v) 86,516 shares of our Class A Common Stock held of record by Sequoia Grove UK, L.P. (“Grove UK” and, together with Grove II, the “Grove Funds”). SC US (TTGP), Ltd. is (i) the general partner of SC U.S. Growth VII Management, L.P., which is the general partner of each of GFVII and GFVII PF (collectively, the “GFVII Funds”), and (ii) the general partner of SC U.S. Growth VIII Management, L.P., which is the general partner of GFVIII. The directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to the GFVII Funds and GFVIII include Roelof Botha, one of our directors. As a result, and by virtue of the relationships described in this paragraph, each such person may be deemed to share voting and dispositive power with respect to the shares held by the GFVII Funds, GFVIII, and the Grove Funds, as applicable. Sequoia Grove Manager, LLC is the manager of Grove II. As a result, Sequoia Grove Manager, LLC may be deemed to share beneficial ownership with respect to the shares held by Grove II. Mr. Botha expressly disclaims beneficial ownership of the shares held by the GFVII Funds, GFVIII, and the Grove Funds. The address for each of the persons and entities identified in this footnote is 2800 Sand Hill Road, Suite 101, Menlo Park, California 94025.
7.Pursuant to a Schedule 13G/A filed with the SEC on February 9, 2022, NGP Switchback II, LLC is the record holder of the securities reported herein. Scott K. McNeill is a manager and the Co-Chief Executive Officer of NGP Switchback II, LLC. James E. Mutrie, one of our directors, is a manager and the Co-Chief Executive Officer of NGP Switchback II, LLC. As such, Messrs. McNeill and Mutrie may be deemed to have or share beneficial ownership of the securities held directly by NGP Switchback II, LLC. Messrs. McNeill and Mutrie disclaim any such beneficial ownership of such securities. Christopher G. Carter, Scott Gieselman, Sam Stoutner, and Philip J. Deutch are managers of NGP Switchback II, LLC. In addition, NGP ETP III Investments, LLC directly or indirectly owns a majority of the limited liability company interests of NGP Switchback II, LLC through its wholly owned subsidiary, NGP ETP III Investments, LLC, and NGP ETP III Investments, LLC’s majority owned subsidiary, NGP Energy Technology Partners III, LLC. NGP XII US Holdings, L.P. is the sole member of NGP ETP III Investments, LLC, NGP XII Holdings GP, L.L.C. is the sole general partner of NGP XII US Holdings, L.P., and NGP Natural Resources XII, L.P. is the sole member of NGP XII Holdings GP, L.L.C. G.F.W. Energy XII, L.P. is the sole general partner of NGP Natural Resources XII, L.P., and GFW XII, L.L.C. is the sole general partner of G.F.W. Energy XII, L.P. GFW XII, L.L.C. has delegated full power and authority to manage NGP XII US Holdings, L.P. to NGP Energy Capital Management, L.L.C. Christopher G. Carter, Craig Glick, and Jill Lampert serve on the Executive Committee of NGP Energy Capital Management, L.L.C. The address for each of the entities and persons identified in this footnote is 2850 N. Harwood Street, 19th Floor, Dallas, Texas 75201.
8.Consists of (i) 34,534,930 shares of Class X Common Stock held by Mr. VanderZanden, (ii) 755,680 shares of Class A Common Stock held by Mr. VanderZanden, and (iii) 367,032 shares of Class A Common Stock issuable to Mr. VanderZanden upon the vesting of RSUs within 60 days of April 13, 2022. Shares of Class X Common Stock are convertible on a one-to-one basis into shares of Class A Common Stock at the option of the holder. Except as otherwise expressly provided in the Amended and Restated Certificate of Incorporation or by applicable law, each holder of Class X Common Stock has the right to 20 votes per share of Class X Common Stock outstanding and held of record by such holder.
9.Consists of (i) 920,145 shares of Class A Common Stock held by Mr. Ling, (ii) 1,172,637 shares of Class A Common Stock issuable to Mr. Ling upon the vesting of RSUs within 60 days of April 13, 2022, and (iii) 984,207 shares of Class A Common Stock issuable to Mr. Ling upon the exercise of options exercisable within 60 days of April 13, 2022.

10.Consists of (i) 225,509 shares of Class A Common Stock held by Mr. Rushforth, (ii) 151,119 shares of Class A Common Stock issuable to Mr. Rushforth upon the vesting of RSUs within 60 days of April 13, 2022, and (iii) 1,094,019 shares of Class A Common Stock issuable to Mr. Rushforth upon the exercise of options exercisable within 60 days of April 13, 2022.
11.See footnote 6. Includes 33,639 shares of Class A Common Stock issuable to Mr. Botha upon the vesting of RSUs within 60 days of April 13, 2022.
12.Reflects holdings disclosed in footnote 5; also includes 33,639 shares of Class A Common Stock issuable to Mr. Friedland upon the vesting of RSUs within 60 days of April 13, 2022.
13.Consists of (i) 495,025 shares of Class A Common Stock held by Mr. Kan, (ii) 33,639 shares of Class A Common Stock issuable to Mr. Kan upon the vesting of RSUs within 60 days of April 13, 2022, and (iii) 54,166 shares of Class A Common Stock held of record by Nathaniel Justin Kan Revocable Trust.
14.Consists of (i) 16,666 shares of Class A Common Stock held by Mr. Komin, and (ii) 16,667 shares of Class A Common Stock issuable to Mr. Komin upon the vesting of RSUs within 60 days of April 13, 2022.
15.Includes (i) 7,826,250 shares of Class A Common Stock and (ii) 6,550,000 shares of Class A Common Stock issuable upon exercise of warrants within 60 days of April 13, 2022, in each case, owned of record by NGP Switchback II, LLC, of which Mr. Mutrie may be deemed to have or share beneficial ownership. Mr. Mutrie disclaims any such beneficial ownership of such securities. See footnote 7. Also includes 33,639 shares of Class A Common Stock issuable to Mr. Mutrie upon the vesting of RSUs within 60 days of April 13, 2022.
16.Consists of (i) 32,223 shares of Class A Common Stock held by Ms. Russell, and (ii) 14,659 shares of Class A Common Stock issuable to Ms. Russell upon the vesting of RSUs within 60 days of April 13, 2022.
17.Reflects holdings disclosed in footnote 3; also includes 33,639 shares of Class A Common Stock issuable to Mr. Sacks upon the vesting of RSUs within 60 days of April 13, 2022.
18.Consists of (i) 57,192,084 shares of Class A Common Stock, (ii) 34,534,930 shares of Class X Common Stock, (iii) 5,502,625 shares of Class A Common Stock issuable upon the vesting of RSUs within 60 days of April 13, 2022 or upon the exercise of options exercisable within 60 days of April 13, 2022, and (iv) 6,550,000 shares of Class A Common Stock issuable upon exercise of warrants within 60 days of April 13, 2022 owned of record by NGP Switchback II, LLC, of which Mr. Mutrie may be deemed to have or share beneficial ownership; Mr. Mutrie disclaims any such beneficial ownership of such securities.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2021 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2021 other than two Form 4s each reporting one transaction filed late by William S. Rushforth and Lisa Murison.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Approval of Related Person Transactions
Our Board of Directors has adopted a written policy (the “Related Person Transaction Policy”) that sets forth the following policies and procedures for the review and approval or ratification of Related Person Transactions. A “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. A “Related Person” means:
•any person who is, or at any time during the applicable period was, one of our directors or executive officers;
•any person who is known by the Company to be the beneficial owner of more than 5% of our voting stock;
•any immediate family member of any of the foregoing persons, which means any child, step-child, parent, step-parent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; and
•any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings the Company may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the Audit Committee has the responsibility to review Related Person Transactions.

Relationships and Transactions with Directors, Executive Officers and Significant Stockholders
Registration Rights Agreement
In connection with the consummation of the Business Combination, we entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the other parties thereto, including (i) Travis VanderZanden, our President and Chief Executive Officer, Chair of our Board, and a holder of more than 5% of our outstanding capital stock, (ii) entities affiliated with Craft Ventures, Goldcrest Capital, Sequoia Capital, and Valor Equity Partners, each of which holds more than 5% of our outstanding capital stock (David Sacks, Daniel Friedland, and Roelof F. Botha, each of whom are members of our Board, are affiliated with Craft Ventures, Goldcrest Capital, and Sequoia Capital, respectively), (iii) James E. Mutrie, a member of our Board, and (iv) NGP Switchback II, LLC (the “Sponsor”), which is affiliated with Mr. Mutrie, and certain members of the Sponsor. Pursuant to the Registration Rights Agreement, we agreed that, within 20 business days after the consummation of the Business Combination, we would file with the SEC (at our sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the holders party thereto, and we would use our commercially reasonable efforts to have such registration statement declared effective as soon as reasonably practicable after the filing thereof and to maintain the effectiveness of such registration statement. In certain circumstances, certain holders of Switchback can demand up to three underwritten offerings and certain former holders of Bird Rides can demand up to three underwritten offerings, and all of such holders can demand up to four block trades within any 12-month period and will be entitled to customary piggyback registration rights. The Registration Rights Agreement does not provide for the payment of any cash penalties by us if we fail to satisfy any of our obligations under the Registration Rights Agreement.
PIPE Financing
 Substantially concurrently with the consummation of the Acquisition Merger, certain investors (the “PIPE Investors”) purchased an aggregate of 16,000,000 shares of Class A Common Stock for a purchase price of $10.00 per share (the “PIPE Financing”) pursuant to subscription agreements (the “Subscription Agreements”). Such PIPE Investors that participated in the PIPE Financing included (i) James E. Mutrie (430,000 shares), a member of our Board, (ii) Fidelity Investments Inc. (6,000,000 shares), affiliates of which holds more than 10% of our capital stock, and (iii) Scott McNeill (430,000 shares), NGP Energy Technology Partners III, LLC (1,333,000 shares), NGP ETP III Investments, LLC (2,107,000 shares), and NGP Keystone, L.P. (1,000,000 shares), each an affiliate of the Sponsor. The Subscription Agreements provide the PIPE Investors with certain registration and indemnification rights.
Indemnification Agreements
Our Amended and Restated Certificate of Incorporation contains provisions limiting the liability of directors, and our Amended and Restated Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also provide our Board with discretion to indemnify officers and employees when determined appropriate by our Board.
We have entered into indemnification agreements with each of our directors and executive officers and certain of our key employees. The indemnification agreements provide that the Company will indemnify each of its directors, executive officers, and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of the Company’s directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law and our organizational documents. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, the Company will advance all expenses incurred by its directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.
Earnout Shares
Pursuant to the Business Combination Agreement, during the Earnout Period and as additional consideration for Bird’s interest acquired in connection with the Business Combination, within five business days after the occurrence of an “Earnout Triggering Event” described below, we will issue or cause to be issued to certain former holders of equity securities of Bird Rides (“Eligible Bird Equityholders”) with respect to each such Earnout Triggering Event, an aggregate of 10,000,000 shares of our Class A Common Stock (collectively “Earnout Shares”), upon the terms and subject to the conditions set forth in the Business Combination Agreement and the ancillary agreements thereto.

The three separate “Earnout Triggering Events” are as follows:

•“Earnout Triggering Event I” is the date on which the daily volume-weighted average sale price of one share of Class A Common Stock quoted on the NYSE is greater than or equal to $12.50 for any ten trading days within any 20 consecutive trading day period within the Earnout Period;
•“Earnout Triggering Event II” is the date on which the daily volume-weighted average sale price of one share of Class A Common Stock quoted on the NYSE is greater than or equal to $20.00 for any ten trading days within any 20 consecutive trading day period within the Earnout Period; and
•“Earnout Triggering Event III” is the date on which the daily volume-weighted average sale price of one share of Class A Common Stock quoted on the NYSE is greater than or equal to $30.00 for any ten trading days within any 20 consecutive trading day period within the Earnout Period.

For the avoidance of doubt, the Eligible Bird Equityholders with respect to an Earnout Triggering Event will be entitled to receive Earnout Shares upon the occurrence of each Earnout Triggering Event, provided that each Earnout Triggering Event will only occur once, if at all, and in no event will the Eligible Bird Equityholders be entitled to receive more than an aggregate of 30,000,000 Earnout Shares.
If, during the Earnout Period, there is a change of control pursuant to which we or our stockholders have the right to receive consideration implying a value per share of our Class A Common Stock (as agreed in good faith by the Sponsor and our Board) of:
•less than $12.50, then no Earnout Shares will be issuable;
•greater than or equal to $12.50 but less than $20.00, then, (a) immediately prior to such change of control, we will issue 10,000,000 shares of our Class A Common Stock (less any Earnout Shares issued prior to such change of control) to the Eligible Bird Equityholders with respect to the change of control and (b) no further Earnout Shares will be issuable;
•greater than or equal to $20.00 but less than $30.00, then, (a) immediately prior to such change of control, we will issue 20,000,000 shares of our Class A Common Stock (less any Earnout Shares issued prior to such change of control) to the Eligible Bird Equityholders with respect to the change of control and (b) no further Earnout Shares will be issuable; or
•greater than or equal to $30.00, then, (a) immediately prior to such change of control, we will issue 30,000,000 shares of our Class A Common Stock (less any Earnout Shares issued prior to such change of control) to the Eligible Bird Equityholders with respect to the change of control and (b) no further Earnout Shares will be issuable.
The common stock price targets specified in the definitions of “Earnout Triggering Event I,” “Earnout Triggering Event II,” and “Earnout Triggering Event III” will be equitably adjusted for stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares, or other like change or transaction with respect to our common stock occurring on or after the consummation of the Business Combination.
Earnout Shares issuable with respect to restricted stock, stock options and RSUs of Bird Rides are the subject of awards of Restricted Earnout Shares. These earnout awards will vest and the restrictions thereon will lapse based on the achievement of the per share value of our Class A Common Stock set forth in the Earnout Triggering Events. In no event will the total number of Earnout Shares, including with respect to the Restricted Earnout Shares issued pursuant to earnout awards, exceed 30,000,000 in the aggregate.
Switchback Founder Earn Back Shares
In connection with the execution of the Business Combination Agreement, the Sponsor and certain officers and directors of Switchback entered into an amendment to the letter agreement, dated January 7, 2021 (the “Letter Agreement Amendment”), pursuant to which, among other things, the parties agreed, effective upon the consummation of the Business Combination, to subject to potential forfeiture (on a pro rata basis) an aggregate of 1,976,563 shares of Class A Common Stock held by them (the “Switchback Founder Earn Back Shares”), of which (a) 988,281 Switchback Founder Earn Back Shares will no longer be subject to potential forfeiture if the average reported last sale price of one share of our Class A Common Stock quoted on the NYSE is greater than or equal to $12.50 for any ten trading days within any 20 consecutive trading day period within the Earnout Period and (b) 988,281 Switchback Founder Earn Back Shares will no longer be subject to potential forfeiture if the average reported last sale price of one share of our Class A Common Stock quoted on the NYSE is greater than or equal to $15.00 for any ten trading days within any 20 consecutive trading day period within the Earnout Period.
Employment Agreements and Equity Compensation
From time to time, we may enter into employment or compensation arrangements with senior management or other key employees. For instance, we are party to Employment Agreements with each of our named executive officers, other than Mr. VanderZanden. The Employment Agreement with Mr. Ling, as amended, provides for severance benefits in connection with certain qualifying terminations. For more information, see “Executive Compensation Arrangements.”

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 392 NE 191st Street #20388, Miami, Florida 33179 in writing not later than December 27, 2022.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s Annual Meeting of Stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 8, 2023 and no later than March 10, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 8, 2023, then our Secretary must receive such written notice not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting of Stockholders is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition, we have appointed Morrow Sodali LLC to help with the solicitation effort. We do not expect to pay Morrow Sodali LLC any additional fees or expenses for its services other than reasonable out-of-pocket disbursements incurred on our behalf. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
In connection with our solicitation of proxies for our 2023 Annual Meeting of Stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
BIRD’S ANNUAL REPORT ON FORM 10-K
A copy of Bird’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 13, 2022 without charge upon written request addressed to:
Bird Global, Inc.
Attention: Secretary
392 NE 191st Street #20388
Miami, Florida 33179
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at ir.bird.co.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Lisa Murison
Secretary and General Counsel
Miami, Florida
April 26, 2022

BIRD GLOBAL, INC.
ATTN: SECRETARY
392 NE 191ST STREET, #20388
MIAMI, FL 33179

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/07/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - **Go to www.virtualshareholdermeeting.com/BRDS2022**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/07/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐	______________________

1. Election of Directors

Nominees

01) Roelof F. Botha   02) David Sacks

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. Ratification of Appointment of Independent Registered Public Accounting Firm.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000567266_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com

BIRD GLOBAL, INC.
Annual Meeting of Shareholders
June 8, 2022 12:30 PM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Travis VanderZanden and Yibo Ling, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIRD GLOBAL, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at www.virtualshareholdermeeting.com/BRDS2022, 12:30 PM EDT on June 8, 2022, and any continuation, postponement, or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000567266_2 R1.0.0.24

Continued and to be signed on reverse side